HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042       HV-6775 – PremierSolutions Cornerstone (Series II)

333-72042       HV-6779 – PremierSolutions Standard (Series A-II)

333-151805     HV-6777 – Hartford 403(b) Cornerstone Innovations

333-151805     HV-6778 – Premier InnovationsSM (Series II)

_____________________________

Supplement dated June 23, 2017 to your Prospectus

1.                                    FUND NAME CHANGE

BLACKROCK INTERNATIONAL OPPORTUNITIES PORTFOLIO – INVESTOR A

Effective June 12, 2017, BlackRock International Opportunities Portfolio was renamed BlackRock International Dividend Fund.

As a result of the above change, all references to the BlackRock International Opportunities Portfolio in your Prospectus is deleted and replaced with BlackRock International Dividend Fund.

2.                                    INVESTMENT OBJECTIVE CHANGE

BlackRock International Dividend Fund

The investment objective of BlackRock International Dividend Fund is to seek long-term total return and current income.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.